SECOND AMENDMENT TO LOAN AGREEMENT

THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Amendment") is entered into as of the 24th day of April, 2012, to be effective as of March 31, 2012, by and among OYO Geospace Corporation, a Delaware corporation ("Borrower"), EACH OF THE DOMESTIC SUBSIDIARIES OF THE BORROWER identified on Schedule 1 hereto (collectively, "Guarantors"), and THE FROST NATIONAL BANK, a national banking association ("Lender").

RECITALS

    On March 2, 2011, Borrower, Guarantors and Lender entered into that certain Loan Agreement, as amended by that certain First Amendment to Loan Agreement dated March 2, 2011 (as amended, modified and restated, the "Loan Agreement"), concerning, among other things, the terms, conditions and covenants of those certain Loans (as defined in the Loan Agreement). The Loans are evidenced by that certain Revolving Promissory Note dated March 2, 2011 in the original principal amount of $25,000,000.00 executed by Borrower and payable to the order of Lender.

    Borrower has requested and Lender has also agreed to modify certain financial covenants contained in the Loan Agreement and further amend the Loan Agreement as contained herein.

    All capitalized terms not otherwise defined in this Amendment shall have the same meanings as are set forth in the Loan Agreement.

NOW, THEREFORE, for and in consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantors and Lender hereby agree as follows:

AGREEMENTS

  Amendment.

  Section 8.03 of the Loan Agreement is hereby amended in its entirety to read as follows:

  Section 8.03. Cash Flow Coverage Ratio. Maintain, for the twelve-month period ending on the last day of each fiscal quarter of Borrower commencing on March 31, 2012, a ratio of (a) Net Income, plus depreciation and amortization expense, plus Interest Expense, less capital expenditures (excluding "Investments in rental equipment" as reflected on the Consolidated Statement of Cash Flows of Borrower) and less any Distributions, to (b) current principal payments of long-term debt plus Interest Expense, of Borrower and its Subsidiaries on a consolidated basis of not less than 1.5 to 1.0.

  No Other Amendment.

  Except as specifically modified or amended herein, all terms, provisions and requirements of the Loan Agreement shall remain as written.

  Reaffirmation.

  Borrower and Guarantors hereby reaffirm all covenants, conditions, representations and warranties contained in the Loan Agreement, as amended by this Amendment.

  Counterparts. This Amendment may be executed in counterpart originals, no one of which need contain the signature of all parties, but all of which together shall constitute one and the same instrument.

  Governing Law.

  This Amendment and all other Loan Documents shall be governed by, and construed in accordance with, the laws of the State of Texas, excluding those laws relating to the resolution of conflicts between laws of different jurisdictions.

  Headings.

The headings preceding the text of the paragraphs of this Amendment have been inserted solely for convenience of reference and shall neither constitute a part of this Amendment nor affect its meaning, interpretation, or effect.

NOTICE TO COMPLY WITH STATE LAW

For the purpose of this Notice, the term "WRITTEN AGREEMENT" shall mean this Amendment, the Loan Agreement, and the other Loan Documents, together with each and every other document relating to and/or securing the Loans, regardless of the date of execution.

NOTICE OF FINAL AGREEMENT

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signatures on the following pages]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

LENDER:

THE FROST NATIONAL BANK, a national banking association

By: /s/ Larry Hammond

Name: Larry Hammon

Title: Market President

BORROWER:

OYO GEOSPACE CORPORATION, a Delaware corporation

By: /s/ Thomas T. McEntire

Thomas T. McEntire, Vice President, Chief Financial Officer and Secretary

GUARANTORS:

OYOG OPERATIONS, LP

GEOSPACE TECHNOLOGIES, LP

OYO INSTRUMENTS, LP

CONCORD TECHNOLOGIES, LP

GEOSPACE ENGINEERING RESOURCES

INTERNATIONAL, LP

By: OYOG, LLC, a Delaware limited liability company, its general partner

By: /s/ Thomas T. McEntire

Thomas T. McEntire, Vice President, Chief Financial Officer and Secretary

GEOSPACE TECHNOLOGIES CORPORATION

GEOSPACE FINANCE CORP.

OYOG, LLC

OYOG LIMITED PARTNER, LLC

By: /s/ Thomas T. McEntire

Thomas T. McEntire, Vice President, Chief Financial Officer and Secretary of each of the Guarantors named above

SCHEDULE 1

TO

SECOND AMENDMENT TO LOAN AGREEMENT

Guarantors

(1) OYOG Operations, LP, a Texas limited partnership

(2) Geospace Technologies, LP, a Texas limited partnership

(3) OYO Instruments, LP, a Texas limited partnership

(4) Geospace Engineering Resources International, LP, a Texas limited partnership

(5) Concord Technologies, LP, a Texas limited partnership

(6) Geospace Technologies Corporation, a Delaware corporation

(7) Geospace Finance Corp., a Texas corporation

(8) OYOG, LLC, a Delaware limited liability company

(9) OYOG Limited Partner, LLC, a Texas limited liability company